                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 30, 2005
                                (MARCH 24, 2005)

                                  QUOVADX, INC.

             (Exact name of Registrant as Specified in its Charter)



         Delaware                       000-29273                85-0373486
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


         6400 S. FIDDLER'S GREEN CIRCLE, SUITE 1000, ENGLEWOOD CO 80111
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 488-2019





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


On March 24, 2005, the Compensation Committee of the Board of Directors of Quovadx, Inc., a Delaware corporation (the "Company") approved the Company's Amended Executive Management 2005 Annual Bonus Incentive Plan (the "Plan"). The Plan is an annual cash bonus plan in which eligible participants (the Company's CEO and each executive officer reporting directly to the CEO) may be awarded cash bonuses based on the achievement of goals relating to the performance of the individual and/or the performance of a division and/or the overall performance of the Company. The target bonus is determined as a percentage of each participant's base salary, ranging from 30% to 50%.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

         EXHIBIT
         NUMBER                             EXHIBIT
          99.1            Amended Quovadx, Inc. Executive Management 2005 Annual Bonus Incentive Plan

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     QUOVADX, INC.

Date: March 30, 2005
                                                     /S/ LINDA K. WACKWITZ

                                                     Linda K. Wackwitz
                                                     Secretary

                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER                             EXHIBIT
        99.1            Amended Quovadx, Inc. Executive Management 2005 Annual Bonus Incentive Plan